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Exhibit 10.5

[Form of Letter Agreement for Directors and Officers of Wattles Acquisition Corp.]

[date]

Wattles Acquisition Corp.
321 West 84th Avenue, Suite A
Thornton, CO 80260

UBS Securities LLC
299 Park Avenue
New York, NY 10171

Ladenburg Thalmann & Co. Inc.
153 East 53rd Street, 49th Floor
New York, NY 10022

Re:
Initial Public Offering of Wattles Acquisition Corp.

Ladies and Gentlemen:

        This letter is being delivered to you in accordance with the Underwriting Agreement (the "Underwriting Agreement") entered into by and among Wattles Acquisition Corp., a Delaware corporation (the "Company"), and UBS Securities LLC and Ladenburg Thalmann & Co. Inc. as the representatives (collectively, the "Representatives") of the underwriters named in Schedule A thereto (collectively, the "Underwriters"), relating to an underwritten initial public offering (the "IPO") of the Company's units (the "Units"), each composed of one share of the Company's common stock, par value $0.0001 per share (the "Common Stock"), and one warrant, which is exercisable for one share of Common Stock (the "Warrants"). Certain capitalized terms used herein are defined in paragraph 19 hereof.

        In order to induce the Company and the Underwriters to enter into the Underwriting Agreement and to proceed with the IPO, and in recognition of the benefit that such IPO will confer upon the undersigned officer and/or director of the Company, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned hereby agrees with the Company as follows:

        1.     In the event that the Company fails to consummate an Initial Business Combination within 24 months from the effective date (the "Effective Date") of the registration statement on Form S-1 (File No. 333-[    •    ]) relating to the IPO (the "Registration Statement"), the undersigned will take all reasonable actions within his or her power to (a) cause the Trust Account to be liquidated and distributed to the holders of the IPO Shares as soon as reasonably practicable and (b) cause the Company to liquidate as soon as reasonably practicable (the earliest date on which the conditions in clauses (a) and (b) are both satisfied being the "Liquidation Date"). The undersigned agrees that in connection with any cessation of corporate existence of the Company on [    •    ], he or she will cause the Company to adopt a plan of dissolution and distribution in accordance with Section 281(b) of the General Corporation Law of the State of Delaware or any successor provision thereto.

        2.     Neither the undersigned nor any affiliate of the undersigned will be entitled to receive, and no such person will accept, any finder's fee, consulting fee, reimbursement or cash payment or any other form of compensation, including the issuance of the Company's securities, from the Company for services rendered to the Company prior to or in connection with the consummation of an Initial Business Combination, other than (subject to the following sentence) (a) repayment of that certain Promissory Note in the amount of $225,000 made to the Company by Wattles Capital, LLC to cover offering related and organizational expenses; (b) a payment of an aggregate of $7,500 per month to Wattles Capital, LLC, for office space and certain general and administrative services, including but not limited to receptionist, secretarial and general office services; (c) reimbursement for any out-of-pocket expenses or advances related to: (i) the IPO or (ii) identifying, investigating and consummating an Initial Business Combination; or (d) other expenses or advances that the Company is permitted incur. The undersigned acknowledges that the Company's Audit Committee (or the Company's Board of Directors, with any interested director abstaining from such review and approval, in the case of a director who is a member of the Company's Audit Committee) will review and approve all payments made to the undersigned, the Company's officers and directors and the Company's or their affiliates, other than the $7,500 per month payment described in the immediately preceding sentence.

        3.     Neither the undersigned, nor any affiliate of the undersigned, will accept a finder's fee, consulting fee or any other compensation or fees from any person or other entity in connection with an Initial Business Combination, other than compensation or fees that may be received for any services provided following such Initial Business Combination.

        4.     The undersigned acknowledges and agrees that the Company will not enter into any transaction with any of the Company's officers or directors or any of the Company's or their respective affiliates, including loans by the Company's officers and directors and any forgiveness of loans, (a) without the prior approval by a majority of the Company's disinterested, "independent" (as defined below) directors or the members of the Company's Board of Directors who do not have an interest in the transaction, in either case who had access, at the Company's expense, to the Company's attorneys or independent legal counsel, and (b) unless the Company's disinterested, "independent" directors determine that the terms of such transaction are no less favorable to the Company than those that would be available to the Company with respect to such a transaction from unaffiliated third parties. As used herein "independent" means a director who qualifies as (a) an "independent director" under Section 121 of the American Stock Exchange's AMEX Company Guide and (b) independent under Rule 10A-3 under the Securities Exchange Act of 1934, as amended.

        5.     In order to minimize potential conflicts of interest which may arise from multiple affiliations, the undersigned agrees to present to the Company for its consideration, prior to presentation to any other person or entity, any suitable opportunity to acquire an operating business, until the earlier of the consummation by the Company of an Initial Business Combination, the liquidation of the Company or until such time as the undersigned ceases to be an officer or director of the Company, subject to any pre-existing fiduciary and contractual obligations the undersigned might have.

        6.     The undersigned acknowledges and agrees that the Company will not consummate an Initial Business Combination with a Target Business that is affiliated with Wattles Capital, LLC, the Company's directors or officers or any of the Company's or their affiliates unless the Company obtains an opinion from an unaffiliated, independent investment banking firm, which is a member of the Financial Industry Regulatory Authority, or FINRA, and is reasonably acceptable to the Representatives, that such Initial Business Combination is fair to the Company's stockholders from a financial point of view.

        7.     The undersigned will escrow any and all of the Insider Warrants and Initial Shares beneficially owned by him or her until one year after the consummation by the Company of an Initial Business Combination subject to the terms of an Escrow Agreement which the Company will enter into with Wattles Capital, LLC and an escrow agent acceptable to the Company.

        8.     The undersigned agrees not to resign as [Chairman of the Board of Directors and Chief Executive Officer][other offices][Director] until the earlier of the consummation by the Company of an Initial Business Combination or the Liquidation Date. The undersigned's biographical information furnished to the Company and attached hereto as Exhibit A is true and accurate in all respects, does not omit any material information with respect to the undersigned's background and contains all of the information required to be disclosed pursuant to Section 401 of Regulation S-K, promulgated under the Securities Act of 1933, as amended. The undersigned's questionnaire furnished to the Company and the

Underwriters and attached hereto as Exhibit B is true and accurate in all respects. The undersigned represents and warrants that:

          (a)   the undersigned is not subject to or a respondent in any legal action for, any injunction, cease-and-desist order or order or stipulation to desist or refrain from, any act or practice relating to the offering of securities in any jurisdiction;

          (b)   the undersigned has never been convicted of or pleaded guilty to any crime (i) involving any fraud or (ii) relating to any financial transaction or handling of funds of another person, or (iii) pertaining to any dealings in any securities and the undersigned is not currently a defendant in any such criminal proceeding; and

          (c)   the undersigned has never been suspended or expelled from membership in any securities or commodities exchange or association or had a securities or commodities license or registration denied, suspended or revoked.

        9.     The undersigned hereby agrees to not propose, or vote in favor of, (i) an amendment to Article [Sixth] of the Company's Amended and Restated Certificate of Incorporation or (ii) an amendment to the Company's Amended and Restated Certificate of Incorporation to extend the Company's corporate existence beyond [    •    ], except in the case of clause (ii) that the Company shall submit to its stockholders a proposal to amend its Amended and Restated Certificate of Incorporation to provide for the Company's perpetual existence in connection with the Company submitting an Initial Business Combination to the Company's stockholders for approval. This paragraph may not be modified or amended under any circumstances.

        10.   The undersigned has full right and power, without violating any agreement by which he or she is bound (including, without limitation, any non-competition or non-solicitation agreement with any employer or former employer), to enter into and perform under this letter agreement and serve as [Chairman of the Board of Directors and Chief Executive Officer] [other offices] [Director], and hereby consents to being named in the Registration Statement as a[n] [officer] [director] of the Company.

        11.   If the Company seeks approval of its stockholders of an Initial Business Combination, the undersigned will:

          (a)   vote any Initial Shares owned directly or indirectly by him or her in accordance with the majority of the shares of Common Stock voted by the Company's Public Stockholders in connection with the vote on any Initial Business Combination; and

          (b)   vote all shares of Common Stock that he or she may acquire in or following the IPO in favor of the Initial Business Combination.

        In addition, the undersigned waives his or her right to exercise redemption rights with respect to any shares of Common Stock owned or to be owned by the undersigned, directly or indirectly, and agrees that he or she will not seek redemption with respect to such shares in connection with any vote to approve an Initial Business Combination.

        12.   The undersigned hereby waives any and all right, title, interest or claim of any kind in or to any distributions of the Trust Account, or to any other amounts distributed in connection with a liquidating distribution of the Company, with respect to his or her Initial Shares and the shares of Common Stock underlying the Insider Warrants (any "Claim"), and hereby waives any Claim the undersigned may have in the future as a result of, or arising out of, any contracts or agreements with the Company and will not seek recourse against the Trust Account for any reason whatsoever; provided that the foregoing shall not apply to any IPO Shares acquired by the undersigned. The undersigned hereby agrees that the Company shall be entitled to reimbursement from the undersigned for any distribution of the Trust Account or any other amounts distributed by the Company in connection with a liquidating distribution received by the undersigned with respect to his or her Initial Shares or the shares of Common Stock underlying the Insider Warrants.

        13.   The undersigned agrees to indemnify and hold harmless the Company, jointly and severally with Wattles Capital, LLC, against any and all losses, liabilities, claims, damages and expenses whatsoever (including, but not limited to, any and all legal or other expenses reasonably incurred in investigating, preparing or defending against any litigation, whether pending or threatened, or any claim whatsoever) (collectively, "Damages") to which the Company may become subject, but only if, and to the extent (a) the claims reduce the amounts in the Trust Account available for payment to holders of the IPO Shares in the event of a liquidation of the Trust Account and (b) the claims are made by (i) a vendor or service provider for services rendered, or products sold, to the Company; (ii) a creditor; or (iii) by a prospective target business arising out of any negotiations, contracts or agreements with the Company, provided that such indemnity shall not apply to any amounts claimed owed to a third party who executed a valid and legally enforceable waiver of any right, title, interest or claim of any kind in or to the Trust Account, or as to any claims under the Company's obligation to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended. In the case of the Company's dissolution and liquidation, the undersigned understands that the Company expects that all costs and expenses associated with implementing the Company's plan of distribution, as well as payments to any creditors, will be funded from amounts remaining out of the $50,000 of proceeds from the IPO held outside the Trust Account and from the up to $2.5 million in interest income on the balance of the Trust Account that will be released to the Company to fund its working capital requirements. Should the aforementioned funds not be sufficient, the undersigned hereby agrees to reimburse the Company for its out-of-pocket costs associated with its dissolution and liquidation, excluding any special, indirect or consequential costs, such as litigation, pertaining to the dissolution and liquidation. The undersigned hereby represents and warrants to the Company that it is an accredited investor as such term is defined in Regulation D under the Securities Act of 1933, as amended.(1)

(1)
This section applies only to Mr. Wattles.

        14.   The undersigned authorizes any employer, financial institution, or consumer credit reporting agency to release to the Underwriters and its legal representatives or agents (including any investigative search firm retained by the Underwriters) any information they may have about the undersigned's background and finances ("Information"). Neither the Underwriters nor its agents shall be violating the undersigned's right of privacy in any manner in requesting and obtaining the Information and the undersigned hereby releases them from liability for any damage whatsoever in that connection.

        15.   The undersigned acknowledges and understands that the Company and the Underwriters will rely upon the agreements, representations and warranties set forth herein in proceeding with the IPO. Nothing contained herein shall be deemed to render the Underwriters a representative of, or a fiduciary with respect to, the Company, its stockholders, or any creditor or vendor of the Company with respect to the subject matter hereof.

        16.   This letter agreement shall be binding on the undersigned and such person's respective successors, heirs, personal representatives and assigns. This letter agreement shall terminate on the earlier of (a) the consummation of an Initial Business Combination and (b) the Liquidation Date; provided that such termination shall not relieve the undersigned from liability for any breach of this agreement prior to its termination.

        17.   This letter agreement shall be governed by and interpreted and construed in accordance with the laws of the State of New York applicable to contracts formed and to be performed entirely within the State of New York, without regard to the conflicts of law provisions thereof to the extent such principles or rules would require or permit the application of the laws of another jurisdiction.

        18.   No term or provision of this letter agreement may be amended, changed, waived, altered or modified except by written instrument executed and delivered by the party against whom such amendment, change, waiver, alteration or modification is to be enforced.

        19.   As used herein, (a) "Initial Business Combination" shall mean the acquisition through a merger, capital stock exchange, asset or stock acquisition, exchangeable share transaction, joint venture or other similar business combination, of one or more operating businesses or assets in connection with which the Company will require that a majority of the shares of Common Stock voted by the Public Stockholders are voted in favor of such acquisition and stockholders owning no more than one share less than 30% of the IPO Shares exercise their redemption rights; (b) "Initial Shares" shall mean an aggregate of [5,750,000] shares of Common Stock owned by Wattles Capital, LLC, and any shares received as dividends thereon prior to the IPO, [as well as [other shareholders]]; (c) "Insider Warrants" shall mean the warrants to purchase an aggregate of 5,750,000 shares of the Company's Common Stock being purchased by Wattles Capital, LLC in a private placement; (d) "IPO Shares" shall mean the shares of Common Stock underlying the Units issued in the Company's IPO; (e) "Public Stockholders" shall mean purchasers of Common Stock in the IPO or in the secondary market, including any of the Company's officers or directors or their affiliates, including the undersigned, to the extent that they purchase or acquire Common Stock in the IPO or the secondary market; (f) "Target Business" shall mean one or more operating businesses which, after completion the IPO, the Company may target for an Initial Business Combination; and (h) "Trust Account" shall mean the trust account established under the Investment Management Trust Agreement, dated as of the date hereof, by and between the Company and American Stock Transfer & Trust Company.

By:
Name: Title:
Accepted and agreed:

WATTLES ACQUISITION CORP.

By:
Name: Title:

Exhibit A

[Biographical Information Furnished to the Company]

A-1

Exhibit B

[D&O Questionnaire]

B-1

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  Exhibit 10.5